EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
               UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Cybrdi Inc. ("We") for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Xue Bu, the principal financial officer of us, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of us

                                       /s/ Xue Bu
                                       ----------
                                       Name: Xue Bu, Principal Financial Officer
                                       Date: December 21, 2007